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                                                        EXHIBIT 10.32



                  THIRD AMENDMENT TO REVOLVING CREDIT AGREEMENT


         This Third Amendment to Revolving Credit Agreement ("Third Amendment") is made as of March 31, 1999 by and among PROVANT, Inc. ("Borrower"), a Delaware business corporation having its principal place of business at 67 Batterymarch Street, Suite 500, Boston, Massachusetts 02110, Fleet National Bank, a national banking association ("Fleet"), BankBoston, N.A., a national banking association ("BankBoston"), Norwest Bank Iowa, N.A., a national banking association ("Norwest"), State Street Bank and Trust Company, a Massachusetts trust company ("State Street"), and Fleet National Bank, as agent for itself and BankBoston, Norwest and State Street (the "Agent").

                                    RECITALS

         WHEREAS, the Borrower, Fleet and the Agent have previously entered into that certain Revolving Credit Agreement, dated as of April 8, 1998 (the "Original Credit Agreement"), pursuant to which Fleet made available to the Borrower a revolving credit loan facility having a maximum available borrowing amount of $40,000,000 (the "Original Commitment"); and

         WHEREAS, the Borrower, Fleet, the Agent and BankBoston previously entered into that certain First Amendment to Revolving Credit Agreement dated as of July 27, 1998 (the "First Amendment") pursuant to which Fleet assigned a portion of the Original Commitment to BankBoston and the parties otherwise amended certain provisions of the Original Credit Agreement; and

         WHEREAS, the Borrower, Fleet, BankBoston, Norwest and the Agent have also previously entered into that certain Second Amendment to Revolving Credit Agreement, dated as of December 31, 1998 (the "Second Amendment"), which further amended the Original Credit Agreement in certain respects in order to (i) increase the total Commitment thereunder from $40,000,000 to $60,000,000, (ii) allocate the enlarged Commitment among BankBoston, Fleet and Norwest (Norwest being a new Bank), and (iii) make certain other modifications to the provisions of the Original Credit Agreement (as amended by the First Amendment and the Second Amendment, the "Credit Agreement"); and

         WHEREAS, the parties hereto now desire to further amend the Credit Agreement in certain respects in order to (i) increase the total Commitment thereunder from $60,000,000 to $75,000,000, (ii) allocate the enlarged Commitment among BankBoston, Fleet, Norwest and State Street (State Street being a new Bank), and (iii) make certain other modifications to the provisions of the Credit Agreement.

         NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree to modify and amend the Credit Agreement as follows:



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     Section  1.   Definitions.   All  capitalized  terms  used  herein  without
definition shall have the respective meanings provided therefor in the Credit Agreement.

     Section 2. Amendment of Specific Provisions. The following specific provisions of the Credit Agreement are hereby modified and amended:

         (a) in the definition of "Commitment" in Section 1.1, the schedule of each Bank's Commitment and Commitment Percentage shall be set forth on a new Schedule I attached hereto, which shall replace the existing Schedule I to the Credit Agreement;

         (b)      in the definition of "Total Commitment" appearing in
                  Section 1.1, the stated dollar amount from and after the date hereof shall be $75,000,000 rather than $60,000,000; and

         (c) State Street shall be deemed a "Bank" for all purposes under the Credit Agreement and the other Loan Documents.


         Section 3. Confirmation of Stock Pledge Agreement. The parties hereto agree that all references to the "Credit Agreement" contained in the Stock Pledge Agreement and all Supplements thereto shall mean or refer to the Credit Agreement as amended and supplemented by this Third Amendment and as it may be further amended, supplemented, modified and restated and in effect from time to time, including without limitation any such amendment, supplement, modification or restatement which increases the amount of Indebtedness owing by the Borrower thereunder.

         Section 4. Representations of State Street. State Street hereby represents, warrants, confirms and acknowledges that (a) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to SECTION 7.4 thereof, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Third Amendment; (b) it will, independently and without reliance upon the Agent or any other Bank and based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement;
(c) it qualifies as an Eligible Assignee under the Credit Agreement; (d) it appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (e) it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Bank; and (f) neither the Agent nor any of the Banks is making any representation or warranty, express or implied, or assuming any responsibility with respect to any statements, warranties or representations made by the Borrower or any Subsidiary in or in connection with the Credit Agreement or any of the other Loan

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Documents, or as to the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement, the other Loan Documents or any other instrument or document furnished pursuant thereto or the attachment, perfection or priority of any security interest or mortgage, and further that neither the Agent nor any Bank makes any representation or warranty or assumes any responsibility with respect to the financial condition of the Borrower or any of its Subsidiaries.

         Section 5. Confirmation of Banks' Commitments. Each Bank hereby acknowledges that, as of the date hereof, there are no Revolving Credit Loans and no Letters of Credit outstanding under the Credit Agreement.

         Section 6. Loan Documents Ratified and Confirmed. The Credit Agreement, the Notes and each of the other Loan Documents, as specifically supplemented or amended by this Third Amendment and the other documents executed in connection herewith, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Security Documents and all of the collateral described therein do, and shall continue to, secure the payment of all obligations under the Loan Documents, in each case as amended or supplemented pursuant to this Third Amendment.

         Section 7. Conditions to Effectiveness. This Third Amendment shall become effective only upon completion of the following actions: (i) the issuance by the Borrower on the date hereof of a Note, substantially in the form attached as Exhibit A hereto, to reflect the new Commitment of State Street as set forth in Schedule I hereto; and (ii) the execution and delivery to the Agent of an Amendment and Confirmation of Guaranty, dated the date hereof and substantially in the form attached hereto as Exhibit B, by each of the Borrower's Subsidiaries which is a Guarantor.

     Section 8.  Fees, Costs and Expenses.

         (a) Borrower shall pay to State Street, at the closing of the transactions contemplated hereby, a closing fee of $22,500.

         (b) In addition to the foregoing closing fee, Borrower agrees to pay on demand all reasonable costs and expenses of the Agent and the Banks, including without limitation all reasonable fees and expenses of counsel, in connection with the preparation, execution and delivery of this Third Amendment and the other documents and instruments to be delivered herewith.

     Section 9. Miscellaneous. This Third Amendment may be executed in several counterparts and by each party on a separate counterpart, each of which when executed and delivered shall be an original, and all of which together shall constitute one instrument. In proving this Third Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought. This Third

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Amendment is intended to take effect as a sealed instrument and shall for all purposes be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts, (excluding the laws applicable to conflicts or choice of law).

                                     ******



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         IN WITNESS WHEREOF, the parties hereto have caused this Third Amendment to be duly executed as an instrument under seal as of the date first above written.


                              PROVANT, INC.


                              By:/s/ Rajiv Bhatt
                                    Title: Executive Vice President


                              BANKBOSTON, N.A.


                              By:/s/ John P. Dunne
                                    Title: Director


                              FLEET NATIONAL BANK


                              By:/s/ Helen K. Balboni
                                    Title: Vice President

                              NORWEST BANK IOWA, N.A.


                              By:/s/ Robert A. Gagne
                                    Title: Vice President


                              STATE STREET BANK AND TRUST
                              COMPANY


                              By:/s/ Suzanne L. Dwyer
                                    Title: Vice President



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                             FLEET NATIONAL BANK, as AGENT


                            By:/s/ Helen K. Balboni
                                   Title: Vice President



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